Invesco Mortgage Capital Inc. JMP Securities Financial Services and Real Estate Conference September 2011 Exhibit 99.1

1 Past performance is not a guarantee of future results
Forward-looking statements
This presentation, and comments made in the associated Q&A session, may include “forward-looking statements” within the meaning of the U.S. securities laws.  Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, targets, expectations, anticipations, assumptions, estimates, intentions and future performance. In addition, words such as “anticipates,”
“believes,” “intends,” “projects,” “expects” and “plans,” and future or conditional verbs such as “will,”
“may,” “could,” “should,” and “would,” as well as any other statements that necessarily depends on future events, are intended to identify forward-looking statements.
Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions.
There can be no assurance that actual results will not differ materially from our expectations. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our most recent Form 10-K and subsequent Forms 10-Q, filed with the Securities and
Exchange Commission.  You may obtain these reports from the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update the information in any public disclosure if any forward-looking statement later turns out to be inaccurate.  For all forward-looking statements, we claim the “safe harbor” provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934.
All material presented is compiled from sources believed to be reliable and current, but accuracy cannot be guaranteed. This is not to be construed as an offer to buy or sell any securities and should not be relied upon as the sole factor in an investment-making decision.  As with all investments, there are associated inherent risks. Please obtain and review all financial material carefully before investing.  All data is as of September 23, 2011, unless otherwise noted.
The opinions expressed are based on current market conditions and are subject to change without notice.

2 Past performance is not a guarantee of future results
Portfolio Update
Market value as of September 23, 2011
CMBS
9.68%
Non-Agency
18.47%
Agency 15's
16.64%
Agency 30's
44.94%
Agency Hybrids
9.81%
Other
0.46%
IVR Asset Composition

FNCL 5.0% TBA Empirical vs. Model Duration
5
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
1/3/2011
2/3/2011
3/3/2011
4/3/2011
5/3/2011
6/3/2011
7/3/2011
8/3/2011
9/3/2011
FNCL 5.0 EMP
FNCL 5.0 OAD

Barclays Capital Live data through 9/21/11

Payup in 32nds FNMA 30 Year LLB
80
70
60
50
40
30
20
10
0
1/3/2011
2/3/2011
3/3/2011
4/3/2011
5/3/2011
6/3/2011
7/3/2011
8/3/2011
9/3/2011
Payup (FNMA 30 Year LLB)

Barclays Capital Live data through 9/19/11

3 Past performance is not a guarantee of future results
Agency MBS
Comments
Uncertainty over future prepayment speeds has caused empirical duration (over 30 days minus 10 year swaps -EMP) and model option adjusted durations (OAD) to de-couple
– Our prepayment history suggest durations that are longer than empirical or model durations
– Payups on specified pool collateral have continued to expand which is positive (see low loan balance example above)
Prepayment speeds on our book have remained very stable even as rates have fallen
We believe our collateral remains very well positioned for this interest rate environment
We are predominantly invested in loan balance stories (48%), with the balance invested in pools backed by high LTV and low FICO borrowers, investor properties and seasoned paper.

4 Past performance is not a guarantee of future results
Non-Agency Composition
Comments
Non-Agency RMBS allocations have continued to focus on Senior Re-REMICs
Senior Re-REMIC focus reduces price volatility while improving expected returns and overall enhancement levels
Legacy non-agency book has declined as a percent of overall exposure
Housing performance to date has been consistent with underwriting assumptions
No OTTI has been recorded in 2011
Vintage reflects year of transaction issuance date
As of September 23, 2011
60.5%
26.3%
12.7%
0.5%
Re-REMIC Senior Prime Alt-A Subprime
Non-Agency Asset Type
1.0%
2.2%
5.1%
10.7%
25.7%
0.0% 0.0%
7.1%
48.3%
2003 2004 2005 2006 2007 2008 2009 2010 2011
Vintage

Current Credit Support
40%
35%
30%
25%
20%
15%
10%
5%
0%
x<5
5≤x7
7≤x10
10≤x12
12≤x15
15≤x18
18≤x

Invesco

5 Past performance is not a guarantee of future results
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2004 2005 2006 2007 2008 2009 2010 2011
Asset Quality by Vintage
2.0 BBB
2.0 A
2.0 AA
Freddie K MF
AJ
AM
Senior
CMBS Composition
Comments
Commercial real estate fundamentals continue to show signs of stabilization
We believe our CMBS asset selection is concentrated in the highest quality bonds in each respective sub-sector and vintage - Our bonds have outperformed their peer group as credit tiering has become more pronounced
We believe as investors move towards quality, the credit curve will steepen further, causing our bonds to be among the most resilient during periods of volatility
With low rates and limited growth, we believe our bonds are well positioned as they offer attractive yields and positive downside scenarios
2010 and early 2011 CMBS 2.0 investments provide access to newly originated loans which we believe benefit from lower leverage and higher debt service coverage ratios than those underwritten at the peak of the real estate market
Vintage reflects year of underlying loan origination

6 Past performance is not a guarantee of future results
Repo Market Update
Agency RMBS
Agency haircuts remain at ~5%
Weighted average financing rate is ~28 bps
Non Agency RMBS
Non-Agency haircut is ~19%
Weighted average spread to LIBOR is ~125 bps
CMBS
IVR’s average CMBS haircut is ~18%
Weighted average spread to LIBOR is ~110 bps
As of September 23, 2011

7 Past performance is not a guarantee of future results
Interest Rate Hedges
Comments
Average swap ~4.5 years
Hedging strategy has been to maintain a model duration gap of 0.5 to 1.0 years
No additional swaps have been added since 6/30/11
Hedge ratio approximately 55 - 60% of total repo
($ in thousands)
Maturity Notional
Weighted
Average Pay
Rate
2012 175,000                   2.07%
2013 300,000                   1.76%
2014 100,000                   2.79%
2015 800,000                   1.89%
2016 4,700,000               2.27%
2018 450,000                   2.96%
2021 400,000                   2.99%
6,925,000 $            2.29%